Exhibit 99.1

Financial Contact:	Media Contact:
Josh Hirsberg	David Strow
(702) 792-7234	(702) 792-7386
joshhirsberg@boydgaming.com	davidstrow@boydgaming.com

BOYD GAMING REPORTS THIRD-QUARTER 2021 RESULTS

Strong Revenue Growth, Margin Expansion Drive Record Third-

Quarter Adjusted EBITDAR Performances

Across All Operating Segments

Board of Directors Authorizes $300 Million Share Repurchase Program

LAS VEGAS - OCTOBER 26, 2021 - Boyd Gaming Corporation (NYSE: BYD) today reported financial results for the third quarter ended September 30, 2021.

Keith Smith, President and Chief Executive Officer of Boyd Gaming, said: “Since reopening our properties last year, we have made fundamental changes to our operating philosophy -- sharpening our focus on building loyalty with core customers while executing our business at a much higher level of efficiency.  These changes have resulted in five consecutive quarters of strong performance, including record third-quarter results this year.  Continued growth in visitation and spending among our core customers, combined with our more efficient operating model, resulted in a third-quarter Companywide revenue record, EBITDAR growth of more than 42%, and a nearly 400-basis-point improvement in operating margins.  As the pandemic recedes, restrictions are lifted and additional guests return to our properties nationwide, we are confident in our ability to drive continued revenue and EBITDAR growth throughout our business.”

Smith continued: “Based on our robust free cash flow, strong balance sheet and opportunities for continued growth, our Board of Directors has authorized a $300 million share repurchase program.  This program reflects the Board's confidence in the long-term prospects for our business, as well as our balanced approach in allocating capital to growth investments, deleveraging and returning free cash flow to shareholders.”

Boyd Gaming reported third-quarter 2021 revenues of $843.1 million, up 29.3% from $652.2 million in the third quarter of 2020. The Company reported net income of $138.2 million, or $1.21 per share, for the third quarter of 2021, compared to $38.1 million, or $0.33 per share, for the year-ago period.

Total Adjusted EBITDAR(1) was $340.7 million in the third quarter of 2021, increasing 42.6% from $238.8 million in the third quarter of 2020. Adjusted Earnings(1) for the third quarter of 2021 were $149.0 million, or $1.30 per share, compared to $43.5 million, or $0.38 per share, for the same period in 2020.  Companywide Adjusted EBITDAR margins after corporate expense were 40.4% in the third quarter of 2021, increasing from 36.6% in the year-ago quarter.

(1)	See footnotes at the end of the release for additional information relative to non-GAAP financial measures.

Operations Review(2)

Due to the impact of the COVID pandemic on the Company’s operations and related state-mandated restrictions during 2020, the Company is providing segment results for the third quarters of 2021, 2020 and 2019.

Revenues	Three Months Ended September 30,
				% Change
($ amounts in thousands)	2021	2020	2019	2021 vs 2020	2021 vs 2019
Las Vegas Locals	$231,264	$171,076	$213,286	35.2%	8.4%
Downtown Las Vegas	42,137	17,539	60,624	140.2%	(30.5)%
Midwest & South	569,659	463,623	545,658	22.9%	4.4%
Total Revenues	$843,060	$652,238	$819,568	29.3%	2.9%

Property Adjusted EBITDAR	Three Months Ended September 30,
				% Change
($ amounts in thousands)	2021	2020	2019	2021 vs 2020	2021 vs 2019
Las Vegas Locals	$125,360	$78,900	$64,062	58.9%	95.7%
Downtown Las Vegas	13,222	(1,511)	11,903	N/A	11.1%
Midwest & South	222,058	182,502	156,202	21.7%	42.2%
Property Adjusted EBITDAR	$360,640	$259,891	$232,167	38.8%	55.3%

Property Adjusted EBITDAR Margin	Three Months Ended September 30,
				Basis Point Change
	2021	2020	2019	2021 vs 2020		2021 vs 2019
Las Vegas Locals	54.2%	46.1%	30.0%	809	bps	2,417	bps
Downtown Las Vegas	31.4%	-8.6%	19.6%	N/A		1,174	bps
Midwest & South	39.0%	39.4%	28.6%	(38)	bps	1,035	bps
Property Adjusted EBITDAR Margin	42.8%	39.8%	28.3%	293	bps	1,445	bps

The Company achieved record third-quarter revenues, Adjusted EBITDAR and operating margins on a Companywide basis.  Twenty-one of the Company’s properties posted double-digit EBITDAR growth over the third quarter of 2020, with record third-quarter Adjusted EBITDAR in each of its three operating segments.

(2)

In the Las Vegas Locals region, Eastside Cannery remained closed as of the date of this press release, while Eldorado Casino was closed until its sale on December 10, 2020.  In the Downtown Las Vegas segment, Main Street Station reopened to the public on September 8, 2021.

Share Repurchase Program

The Company's Board of Directors has authorized a new share repurchase program of $300 million.  Additionally, the Company has $61 million remaining under a previous repurchase program.  The Company intends to make purchases of its common stock from time to time under these programs.

Balance Sheet Statistics

As of September 30, 2021, Boyd Gaming had cash on hand of $570.9 million, and total debt of $3.38 billion.

Conference Call Information

Boyd Gaming will host a conference call to discuss its third-quarter 2021 results today, October 26, at 5:00 p.m. Eastern.  The conference call number is (844) 200-6205, or +1-929-526-1599 for international callers.  The conference call passcode is 239894.  Please call up to 15 minutes in advance to ensure you are connected prior to the start of the call.

The conference call will also be available live on the Internet at https://investors.boydgaming.com, or: https://events.q4inc.com/attendee/204020985.

Following the call’s completion, a replay will be available by dialing (866) 813-9403 (+44 204 525 0658 for international callers) today, October 26, and continuing through Tuesday, November 2.  The conference number for the replay will be

261959.  The replay will also be available at https://investors.boydgaming.com.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2021	2020	2021	2020
Revenues
Gaming	$674,227	$565,965	$2,019,615	$1,260,841
Food & beverage	61,101	38,778	162,641	139,323
Room	44,317	26,925	109,384	80,570
Other	63,415	20,570	198,329	61,888
Total revenues	843,060	652,238	2,489,969	1,542,622
Operating costs and expenses
Gaming	249,685	214,984	741,176	530,445
Food & beverage	50,659	38,691	136,391	145,275
Room	15,074	12,931	41,413	41,013
Other	41,644	5,809	128,038	29,425
Selling, general and administrative	91,159	86,983	271,639	260,681
Master lease rent expense (a)	26,306	25,914	78,396	75,992
Maintenance and utilities	35,868	33,751	95,256	88,551
Depreciation and amortization	67,586	69,320	199,332	205,498
Corporate expense	28,264	19,605	86,295	58,526
Project development, preopening and writedowns	10,646	2,249	13,515	9,582
Impairment of assets	—	—	—	171,100
Other operating items, net	3,023	14,928	15,295	23,570
Total operating costs and expenses	619,914	525,165	1,806,746	1,639,658
Operating income (loss)	223,146	127,073	683,223	(97,036)
Other expense (income)
Interest income	(442)	(468)	(1,406)	(1,476)
Interest expense, net of amounts capitalized	45,171	62,387	158,192	173,440
Loss on early extinguishments and modifications of debt	42	413	65,517	1,000
Other, net	119	(4,977)	2,288	(5,206)
Total other expense, net	44,890	57,355	224,591	167,758
Income (loss) before income taxes	178,256	69,718	458,632	(264,794)
Income tax (provision) benefit	(40,082)	(31,602)	(104,568)	46,807
Net income (loss)	$138,174	$38,116	$354,064	$(217,987)

Basic net income (loss) per common share	$1.21	$0.34	$3.11	$(1.92)
Weighted average basic shares outstanding	114,095	113,520	113,835	113,495

Diluted net income (loss) per common share	$1.21	$0.33	$3.10	$(1.92)
Weighted average diluted shares outstanding	114,284	113,862	114,099	113,495

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income (Loss)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2021	2020	2021	2020
Total Revenues by Reportable Segment
Las Vegas Locals	$231,264	$171,076	$649,782	$400,531
Downtown Las Vegas	42,137	17,539	102,350	76,316
Midwest & South	569,659	463,623	1,737,837	1,065,775
Total revenues	$843,060	$652,238	$2,489,969	$1,542,622

Adjusted EBITDAR by Reportable Segment
Las Vegas Locals	$125,360	$78,900	$349,572	$128,520
Downtown Las Vegas	13,222	(1,511)	31,083	1,225
Midwest & South	222,058	182,502	700,199	320,986
Property Adjusted EBITDAR	360,640	259,891	1,080,854	450,731
Corporate expense, net of share-based compensation expense (a)	(19,943)	(21,048)	(62,165)	(51,333)
Adjusted EBITDAR	340,697	238,843	1,018,689	399,398
Master lease rent expense (b)	(26,306)	(25,914)	(78,396)	(75,992)
Adjusted EBITDA	314,391	212,929	940,293	323,406

Other operating costs and expenses
Deferred rent	207	217	621	666
Depreciation and amortization	67,586	69,320	199,332	205,498
Share-based compensation expense	9,783	(858)	28,307	10,026
Project development, preopening and writedowns	10,646	2,249	13,515	9,582
Impairment of assets	—	—	—	171,100
Other operating items, net	3,023	14,928	15,295	23,570
Total other operating costs and expenses	91,245	85,856	257,070	420,442
Operating income (loss)	223,146	127,073	683,223	(97,036)
Other expense (income)
Interest income	(442)	(468)	(1,406)	(1,476)
Interest expense, net of amounts capitalized	45,171	62,387	158,192	173,440
Loss on early extinguishments and modifications of debt	42	413	65,517	1,000
Other, net	119	(4,977)	2,288	(5,206)
Total other expense, net	44,890	57,355	224,591	167,758
Income (loss) before income taxes	178,256	69,718	458,632	(264,794)
Income tax (provision) benefit	(40,082)	(31,602)	(104,568)	46,807
Net income (loss)	$138,174	$38,116	$354,064	$(217,987)

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2021	2020	2021	2020
Corporate expense as reported on Condensed Consolidated Statements of Operations	$28,264	$19,605	$86,295	$58,526
Corporate share-based compensation expense	(8,321)	1,443	(24,130)	(7,193)
Corporate expense, net, as reported on the above table	$19,943	$21,048	$62,165	$51,333

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliations of Net Income (Loss) to Adjusted Earnings (Loss)

and Net Income (Loss) Per Share to Adjusted Earnings (Loss) Per Share

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2021	2020	2021	2020
Net income (loss)	$138,174	$38,116	$354,064	$(217,987)
Pretax adjustments:
Project development, preopening and writedowns	10,646	2,249	13,515	9,582
Impairment of assets	—	—	—	171,100
Other operating items, net	3,023	14,928	15,295	23,570
Loss on early extinguishments and modifications of debt	42	413	65,517	1,000
Other, net	119	(4,977)	2,288	(5,206)
Total adjustments	13,830	12,613	96,615	200,046

Income tax effect for above adjustments	(2,992)	(2,767)	(20,843)	(47,559)
Impact of tax audit settlements	—	(4,505)	—	(4,505)
Impact of tax valuation allowance	—	—	—	568
Adjusted earnings (loss)	$149,012	$43,457	$429,836	$(69,437)

Net income (loss) per share, diluted	$1.21	$0.33	$3.10	$(1.92)
Pretax adjustments:
Project development, preopening and writedowns	0.09	0.02	0.12	0.08
Impairment of assets	—	—	—	1.51
Other operating items, net	0.03	0.13	0.13	0.21
Loss on early extinguishments and modifications of debt	—	—	0.58	0.01
Other, net	—	(0.04)	0.02	(0.05)
Total adjustments	0.12	0.11	0.85	1.76

Income tax effect for above adjustments	(0.03)	(0.02)	(0.18)	(0.42)
Impact of tax audit settlements	—	(0.04)	—	(0.04)
Impact of tax valuation allowance	—	—	—	0.01
Adjusted earnings (loss) per share, diluted	$1.30	$0.38	$3.77	$(0.61)

Weighted average diluted shares outstanding	114,284	113,862	114,099	113,495

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:
●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, loss on early extinguishments and modifications of debt and other operating items, net,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●

Adjusted Earnings: net income before project development, preopening and writedown expenses, impairments of assets, other items, net, gain or loss on early extinguishments and modifications of debt, and other non-recurring adjustments, net, and,

●	Adjusted Earnings Per Share (Adjusted EPS): Adjusted Earnings divided by weighted average diluted shares outstanding.

Collectively, we refer to these and other non-GAAP financial measures as the “Non-GAAP Measures”.

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process.  Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

Forward-looking Statements and Company Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding the Company's expectations, goals or intentions regarding future performance. In addition, forward-looking statements in this press release include statements regarding continued growth in visitation and spending among the Company’s core customers, the Company’s views that it will be able to drive continued revenue and EBITDAR growth throughout its business as the pandemic recedes and restrictions are lifted, the authorization of a new share repurchase program and that such program reflects the Board’s confidence in the long-term prospects for the Company’s business, the impacts of COVID-19 on the Company, economic conditions, operating strategy, efficient flow, growth initiatives, visitation, spend-per-visit, status, the Company’s confidence in the long-term direction of the Company and its ability to keep delivering robust levels of EBITDAR and margin performance, the continued creation of long-term value for the Company’s stakeholders. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement.  These risks and uncertainties include, but are not limited to: the ongoing uncertainty about COVID-19, its duration and impact, the possibility of future closures and length of closures of the Company’s properties, negative perceptions of visiting properties that have large groups of people, the cost to comply with any mandated health requirements associated with the virus, the extent of consumer demand, the negative effects on the Company’s workforce, suppliers, contractors and other partners, as well as the impact on the customer experience of necessary health and safety measures implemented at the direction of State and local governments and gaming regulators.  Risks also include fluctuations in the Company's operating results; the results of operations of its properties in various markets; the political climate and its effects on consumer spending and its impact on the travel industry; the state of the economy and its effect on consumer spending and the Company's results of operations; the impact and effects of the local economies in the markets where the Company has operations; the receipt of legislative, and other state, federal and local approvals for the Company's development projects; whether online gaming will become legalized in various states, the Company's ability to operate online gaming profitably, or otherwise; consumer reaction to fluctuations in the stock market and economic factors; the effects of events adversely impacting the economy or the regions from which the Company draws a significant percentage of its customers; competition; litigation; financial community and rating agency perceptions of the Company and its subsidiaries; changes in laws and regulations, including increased taxes; the availability and price of energy, weather, regulation, economic, credit and capital market conditions; and the effects of war, terrorist or similar activity. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and in the Company's other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.

About Boyd Gaming

Founded in 1975, Boyd Gaming Corporation (NYSE: BYD) is a leading geographically diversified operator of 28 gaming entertainment properties in 10 states.  The Company is also a strategic partner and 5% equity owner of FanDuel Group, the nation’s leading sports-betting and iGaming operator.  With one of the most experienced leadership teams in the casino industry, Boyd Gaming prides itself on offering its guests an outstanding entertainment experience, delivered with unwavering attention to customer service.  For additional Company information and press releases, visit https://investors.boydgaming.com.